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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
MediChem Life Sciences, Inc.:

            We consent to the use of our report included in this Registration Statement (Form S-4) of deCODE genetics, Inc. and to the references to our firm under the heading "Experts" in the proxy statement/prospectus, which is a part of this Registration Statement.

                                  /s/ KPMG LLP

Chicago, Illinois
January 30, 2002